SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 7, 2005

STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
(Exact name of registrant as specified in its charter)

Delaware	333-125422	30-0183252
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
383 Madison Avenue New York, New York		10l79
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (212) 272-2000

Items 1 through 7 are not included because they are not applicable.

Item 8.01.  Other Events.

On November 7, 2005, Bear Stearns Asset Backed Securities I LLC caused the issuance and sale of the Bear Stearns Asset Backed Securities I Trust 2005-CL1, pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2005, among Bear Stearns Asset-Backed Securities I LLC as depositor, Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 as Sellers, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A., as Custodian, Risk Management Group, as Risk Manager, LaSalle Bank National Association, as Master Servicer and Securities Administrator, and Citibank, N.A. as trustee.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits (executed copies): The following execution copies of Exhibits to the
Form S-3 Registration Statement of the Registrant are hereby filed:

Sequentially
Exhibit		Numbered
Number		Exhibit Page

10.1       Pooling and Servicing Agreement, dated as of October 1, 2005 among Bear Stearns Asset-Backed Securities I LLC as depositor, Ocwen Mortgage Asset Trust I, Ellington Acquisition Trust 2005-1 and Ellington Acquisition Trust 2005-2 as Sellers, Ocwen Loan Servicing, LLC as Servicer, Wells Fargo Bank, N.A., as Custodian, Risk Management Group, as Risk Manager, LaSalle Bank National Association, as Master Servicer and Securities Administrator, and Citibank, N.A. as trustee.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES I LLC

By: /s/ Baron Silverstein
Name: Baron Silverstein
Title: Vice President

Dated: November 7, 2005

[8-K – PSA]

EXHIBIT INDEX

Exhibit Number	Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description	Page
1	4	Pooling and Servicing Agreement	5

EXHIBIT 1